EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of RadNet, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2013, as filed with the Securities and Exchange Commission on August 9, 2013 (the “Report”), I, Howard G. Berger, M.D., Chairman of the Board of Directors and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the periods presented in the Report.

/s/ Howard G. Berger, M.D.
Howard G. Berger, M.D., Chairman, President and Chief Executive Officer (Principal Executive Officer) August 9, 2013

A signed original of this written statement required by Section 906 has been provided to the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.